SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2020

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North High Street, Suite 200 West Chester, PA		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	VRCA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01 Other Events.

On September 13, 2019, Verrica Pharmaceuticals Inc. (the “Company”) submitted to the U.S. Food and Drug Administration (the “FDA”) a New Drug Application (the “NDA”) under section 505(b) of the Federal Food, Drug, and Cosmetic Act for its product candidate VP-102 for the treatment of molluscum. Under the Prescription Drug User Fee Act (“PDUFA”), the FDA set a PDUFA goal date of July 13, 2020. On June 24, 2020, the Company received a notification from the FDA (the “Notification”) stating that, as part of its ongoing review of the Company’s NDA, the FDA has identified deficiencies that preclude discussion of labeling and postmarketing requirements/commitments at this time. The FDA stated that the Notification does not reflect a final decision on the information under review.

The Notification does not specify the deficiencies identified by the FDA.

On June 29, 2020, the Company issued a press release announcing its receipt of the Notification. A copy of Company’s press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Any statements contained in this report that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on the Company’s current beliefs and expectations. These forward-looking statements include expectations regarding the potential receipt and timing of the FDA’s approval of the NDA, the Company’s expectations with regard to its interactions and communications with the FDA, plans, and expectations related to the PDUFA date. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, the Company’s reliance on third parties over which it may not always have full control, uncertainties related to the COVID-19 pandemic and other risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and other filings the Company makes with the U.S. Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this report and are based on information available to the Company as of the date of this report, and the Company has no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by the registrant on June 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERRICA PHARMACEUTICALS INC.

Date: June 29, 2020	By:	/s/ A. Brian Davis
	Name:	A. Brian Davis
	Title:	Chief Financial Officer